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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in the registration statement on Form S-8 (File No. 333-43875) of Preview Travel, Inc. of our report dated January 21, 1999 appearing on page F-2 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
March 26, 1999